UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 26, 2019
(February 21, 2019)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address of Principal Executive Offices and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of PNM Resources, Inc. (the “Company”) approved certain compensatory arrangements in which the Company’s named executive officers participate and also recommended that the full Board approve certain compensatory plans and arrangements in which the Company’s named executive officers participate. On February 22, 2019, the full Board (or the independent directors, in the case of certain actions relating specifically to the Company’s Chairman, President and Chief Executive Officer) approved the Compensation Committee’s recommendations. The plans and arrangements that were approved at such meetings are described in more detail below.

Approval of 2019 Officer Annual Incentive Plan

The Board approved the Company’s 2019 Officer Annual Incentive Plan (the “Annual Incentive Plan”), which provides for a one-year performance period that began on January 1, 2019 and will end on December 31, 2019. Pursuant to the Annual Incentive Plan, the Company’s named executive officers are eligible to receive performance cash awards under the Company’s 2014 Performance Equity Plan (the “PEP”), if the Company achieves (i) certain levels of Incentive Earnings Per Share (as defined below) and (ii) specified goals, in each case during 2019. Any awards must be certified and approved by the Compensation Committee (and the independent directors, in the case of any award payable to the Company’s Chairman, President and Chief Executive Officer) and will be paid on or before March 15, 2020.

Additional terms of the Annual Incentive Plan are as follows:

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To ensure that any awards payable under the Annual Incentive Plan can be funded by the Company’s earnings, no awards will be made unless the Company achieves the threshold Incentive Earnings Per Share target.

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“Incentive Earnings Per Share” equals the Company’s diluted earnings per share for the fiscal year ending December 31, 2019, as reported in the Company’s Annual Report on Form 10-K, adjusted to exclude certain items that do not factor into ongoing earnings.

•
Awards are payable at threshold, target and maximum levels for the Company’s named executive officers based upon a percentage of their respective December 31, 2019 base salaries. For the Company’s Chairman, President and Chief Executive Officer, award opportunities under the Annual Incentive Plan range from 57.5% to 230%. Award opportunities range from 37.5% to 150% for the Company’s Executive Vice President and Chief Financial Officer, and from 27.5% to 110% for the Senior Vice Presidents. Actual awards under the Annual Incentive Plan (if any) will be determined as follows:

◦
The overall award pool will be determined based on the Company’s actual Incentive Earnings Per Share during 2019. As noted above, if the Company does not achieve at least the threshold level of Incentive Earnings Per Share specified in the Annual Incentive Plan, no awards will be paid to the named executive officers regardless of the Company’s achievement levels with respect to the goals specified pursuant to the Annual Incentive Plan. This award pool (if any) will be allocated to individual named executive officers in accordance with the provisions of the Annual Incentive Plan (each named executive officer’s allocated amount of the award pool being his or her “Allocated Pool Amount”).

◦
The Compensation Committee will determine individual awards (if any) (each named executive officer’s individual award being his or her “Individual Award Amount”) based on achievement levels with respect to the corporate goals specified in the Annual Incentive Plan.

◦	Each named executive officer would receive the lesser of his or her (i) Allocated Pool Amount or (ii) Individual Award Amount.

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The Annual Incentive Plan provides for the payment of partial or pro rata awards in certain events involving the hiring, departure, promotion, demotion or transfer of officers eligible to participate in the

Annual Incentive Plan. In the event that the plan is modified (to reduce awards) following a change in control with respect to the Company, a minimum award is provided in certain instances.

Approval of 2019 Long-Term Incentive Plan

The Board also approved the Company’s 2019 Long-Term Incentive Plan (the “LTIP”), which provides for a three-year performance period that began on January 1, 2019 and will end on December 31, 2021 (the “LTIP Performance Period”). Pursuant to the LTIP, the Company’s named executive officers are eligible to receive (following the conclusion of the LTIP Performance Period) performance share awards and time-vested restricted stock rights awards under the PEP. Any awards must be certified and approved by the Compensation Committee (and the independent directors, in the case of any award payable to the Company’s Chairman, President and Chief Executive Officer). The total award opportunities available to the named executive officers under the LTIP are allocated as follows:

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70% are allocated to performance share awards, which will be granted based on the Company’s level of attainment of an Earnings Growth Goal, a Relative TSR Goal and a FFO/Debt Ratio Goal (each as defined below) over the LTIP Performance Period; and

•
30% are allocated to time-vested restricted stock rights awards, which will be granted depending on the named executive officer’s position, as well as the discretion of the Compensation Committee, following the end of the LTIP Performance Period, subject to the named executive officer’s continuing employment on the date the time-vested restricted stock rights awards are granted. If granted, the time-vested stock rights would vest in the following manner: (i) 33% on March 7, 2023; (ii) 34% on March 7, 2024; and (iii) 33% on March 7, 2025.

Each named executive officer’s performance share award opportunity (at threshold, target and maximum levels) is based on his or her January 1, 2019 base salary. For the Company’s Chairman, President and Chief Executive Officer, the award opportunities for the performance share awards component of the LTIP range from 96.25% to 385%. For the Company’s Executive Vice President and Chief Financial Officer, the award opportunities for the performance share awards component of the LTIP range from 52.5% to 210%. For the Company’s Senior Vice Presidents, the award opportunities for the performance share awards component of the LTIP range from 29.75% to 119%.

The LTIP provides for the payment of partial or pro rata performance share awards based on the Company’s attainment of the performance goals during the LTIP Performance Period in certain events involving the hiring, departure, promotion, demotion or transfer of officers eligible to participate in the LTIP. In addition, the LTIP provides for a full performance share award, based on the Company’s attainment of the performance goals during the LTIP Performance Period, to the Executive Vice President and Chief Financial Officer regardless of his period of employment during the LTIP Performance Period, unless he is terminated for cause.

Award opportunities for the time-vested restricted stock rights component of the LTIP are 82.5% of base salary for the Chairman, President and Chief Executive Officer, 45% of base salary for the Executive Vice President and Chief Financial Officer, and 25.5% of base salary for the Senior Vice Presidents, respectively. In addition to the factors described above, the number of restricted stock rights actually granted to the named executive officers will depend on their base salary and the per share price of the Company’s common stock on the grant date, which is anticipated to be in early March 2022.

As noted above, the Company’s level of attainment (threshold, target or maximum) of each of the Earnings Growth Goal, the Relative TSR Goal and the FFO/Debt Ratio Goal over the LTIP Performance Period will determine each named executive officer’s actual performance share award. Such goals are described below:

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“Earnings Growth Goal” refers to the Company’s compounded annual growth in Earnings Per Share (as defined in the LTIP, which definition is identical to the definition used for purposes of calculating Incentive EPS under the Annual Incentive Plan), measured by dividing the Earnings Per Share as of December 31, 2021 by the Earnings Per Share as of December 31, 2018. The resulting earnings growth multiple will then be multiplied to the 1/3 power and subtract 1.

•
“Relative TSR Goal” refers to the Company’s Total Shareholder Return (“TSR”) as compared to the TSR of the other utilities included in the Edison Electric Institute Stock Index. For this purpose, TSR will be measured by comparing the average closing price of the Company’s common stock (or the other utilities’ common stock) for the 20 trading days immediately preceding the beginning of the LTIP Performance Period with the average closing price for the last 20 trading days of the LTIP Performance Period. TSR will be determined by adding any dividends paid by the Company (or other utilities) to the change in value of the Company’s (or other utilities’) common stock.

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“FFO/Debt Ratio Goal” refers to the Company’s funds from operations for the fiscal year ending December 31, 2021, divided by the Company’s total debt outstanding (including any long-term leases and unfunded pension plan obligations) as of December 31, 2021. Funds from operations are equal to the Company’s net cash flow from operating activities, as reported in the Company’s Annual Report on Form 10-K, adjusted for certain items. The calculation is intended to be consistent with Moody’s Investors Service, Inc.’s (“Moody’s”) calculation of FFO/Debt (which Moody’s refers to as “CFO Pre-WC/Debt”) and includes any other adjustments required in the future to be consistent with Moody’s methodology as of February 22, 2019.

Amendment of 2016 and 2017 Long-Term Incentive Plans

The Compensation Committee recommended to the Board and the Board approved amendments to the 2016 and 2017 LTIPs to exclude the impact of the Tax Cuts and Jobs Act of 2017 (the “TCJA”) on the FFO/Debt Ratio metric. The TCJA reduced corporate income tax rates, the benefits of which the Company passes on to customers to the extent attributable to its regulated operations. The TCJA also created net excess deferred benefits which are also returned to customers to the extent attributable to its regulated operations. The return of the TCJA benefits to customers reduces the Company’s FFO and negatively impacts the FFO/Debt Ratio metric. The primary purpose of the FFO/Debt Ratio metric is to promote maintaining investment grade credit ratings. The Company’s credit ratings to date have remained the same over the performance periods covered by the 2016 and 2017 LTIPs. The Compensation Committee did not anticipate enactment of the TCJA at the time it approved the 2016 and 2017 LTIPs and concluded that the FFO/Debt Ratio metric in these plans should be amended to accurately reward the Company’s officers for the FFO/Debt Ratio performance levels that the Company would have achieved had the TCJA not been enacted.

Approval of Special Discretionary Credit to Charles Eldred under the Executive Savings Plan II

The Compensation Committee approved a discretionary credit award in the amount of $434,137 (the “Special Credit”) to the Company’s Executive Vice President and Chief Financial Officer, Charles Eldred, pursuant to the Company’s Executive Savings Plan II (the “ESP II”). The Special Credit is subject to Mr. Eldred remaining employed by the Company through December 31, 2019. The Special Credit will be forfeited if Mr. Eldred’s employment ends prior to December 31, 2019, due to termination for cause or his voluntary termination. The Special Credit will be subject to the terms and conditions of the ESP II.

Note Regarding Non-GAAP Financial Measures

Certain performance measures described above (including Incentive EPS under the Annual Incentive Plan and TSR, FFO/Debt and Earnings Per Share under the LTIP) are not financial measures determined under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures have been established solely for purposes of measuring performance under the applicable plan or arrangement. Such measures (and any corresponding targets) have no effect on, and are not necessarily identical to, any earnings guidance that may be announced by the Company. Consistent with the rules and regulations promulgated by the Securities and Exchange Commission and the Company’s past practice, the Company’s definitive proxy statements for future Annual Meetings of Stockholders will include detailed information about how such performance measures are calculated, as well as any required reconciliation(s) to corresponding GAAP financial measure(s).

Item 8.01. Other Events.

Adoption of Clawback Policy

On February 22, 2019, the Board approved a Clawback Policy that applies to the Company’s current and former Section 16 officers and any other current or former officer of the Company who receive incentive compensation (each a “Covered Individual”). The policy is triggered by (1) any future SEC or NYSE rules that require the Company to seek recovery, (2) an accounting restatement due to material noncompliance of the Company with any financial reporting requirements that the Board or its designee determines was a result of misconduct by a Covered Individual (a “Restatement”) or (3) any improper conduct by a Covered Individual.

If a Restatement occurs, the Company will recover the difference between the amount of incentive compensation paid to the Covered Individual whose misconduct contributed to the Restatement and the amount that should have been paid to such Covered Individual in the absence of the Restatement. If a Covered Individual engages in improper conduct, the Company may recover the full amount of any incentive compensation that is attributable to, or relates to the period during which the improper conduct occurred. Any clawback that is triggered by future SEC or NYSE rules shall be in accordance with such rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: February 26, 2019	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Controller and Treasurer
(Officer duly authorized to sign this report)

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